EXHIBITS (5) & (23)


                        SIDLEY AUSTIN BROWN & WOOD LLP

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                                          October 27, 2004



Merrill Lynch & Co., Inc.
4 World Financial Center
New York, New York 10080

Ladies and Gentlemen:

     As your counsel, we have examined a copy of the Restated Certificate of Incorporation, as amended, of Merrill Lynch & Co., Inc. (hereinafter called the "Company"), certified by the Secretary of State of the State of Delaware. We are familiar with the corporate proceedings had in connection with the proposed issuance and sale by the Company to the Agents named in the Agency Agreement, dated October 25, 2004 (the "Agency Agreement"), among the Company, Merrill Lynch Canada Inc. and National Bank Financial Inc. relating to (i) Cdn. $1,750,600 the Company's Global Equity Performance Weighted Notes, Series 2 due October 27, 2011 (the "Notes"), and (ii) Cdn. $3,103,000 the Company's Global Equity Performance Weighted Warrants, Series 2 exercisable October 27, 2011 (the "Warrants", and collectively with the Notes, the "Securities"). We have also examined (i) a copy of the Indenture between the


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Company and JPMorgan Chase Bank as Trustee, dated as of April 1, 1983, as amended (the "Indenture"), (ii) a copy of the Warrant Agreement between the Company and JPMorgan Chase Bank, as Warrant Agent, dated as of October 27, 2004 (the "Warrant Agreement"), and (iii) the Company's Registration Statement on Form S-3 (File No. 333-109802) relating to the Securities (the "Registration Statement")

     Based upon the foregoing and upon such further investigation as we deemed relevant in the premises, we are of the opinion that:

     1. The Company has been duly incorporated under the laws of the State of Delaware.

     2. The Notes have been duly and validly authorized by the Company and when the Notes have been duly executed and authenticated in accordance with the terms of the Indenture and delivered against payment therefor as set forth in the Agency Agreement, the Notes will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, moratorium, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally and except as enforcement thereof is subject to general principles at equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

     3. The Warrants have been duly and validly authorized by the Company and when the Warrants have been duly executed and authenticated in accordance with the terms of the Warrant Agreement and delivered against payment therefor as set forth in the Agency Agreement, the Warrants will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, moratorium, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally and except as enforcement thereof is subject to general principles at equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

     We consent to the filing of this opinion as an exhibit to the Registration Statement and as an exhibit to the Current Report of the Company on Form 8-K dated October 27, 2004. We also consent to the use of our name under the caption "United States Federal Income Tax Considerations" in the prospectus supplement related to the offering of the Securities.

                                    Very truly yours,